COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017




      COHEN & STEERS
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    REALTY INCOME FUND




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     QUARTERLY REPORT
    SEPTEMBER 30, 2000

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                     COHEN & STEERS REALTY INCOME FUND, INC.

October 20, 2000

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Realty Income Fund for the quarter and nine months ended September 30, 2000. The net asset value per share at that date was $7.50. In addition, a regular quarterly dividend of $0.13 per share was declared for shareholders of record
September 21, 2000 was paid on October 16, 2000.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Income Fund total return, based on income and change in net asset value, was 8.4%. This performance compares to the NAREIT Equity REIT Index* total return of 7.7%. The Fund's total return for the nine months ended September 30, 2000 was 23.6%. The NAREIT Equity REIT Index total return was 21.8%.

    It was another extraordinary quarter in what has been an extraordinary year for the REIT industry. For the first time in many years REITs are outperforming nearly every market average by an extremely wide margin. We believe that the major reason for this is that whereas earnings disappointments have become routine in most areas of corporate America, including the technology sector, REIT earnings, with very few exceptions, have comfortably exceeded expectations. We believe these results, which are derived from in-place tenants and rents, bode well for earnings over the next several quarters and this has encouraged the entire analyst community to raise estimates of earnings growth rates and net asset values for most companies. Understandably, this has been a strong catalyst for rising share prices.

    We are pleased with our substantial out-performance in the third quarter, as well as our outperformance year-to-date. This was primarily the result of our heavy weighting in the Office and Industrial sectors, which continue to enjoy the strong fundamentals and high earnings growth. This is particularly true of companies with properties in major central business districts where, with vacancy rates at all-time low levels (6.7%, down from 8.9% a year ago) and little new supply on the horizon, there are shortages of space in some markets and rents are soaring. Also contributing to our recent results was our position in the quarter's best performing sector, Health Care, which was up 22%. At long last, positive changes in the regulatory environment and the resolution of the fate of many weak operators precipitated greater investor optimism. In the case of the health care REITs that we own, it became apparent to the investment company that their dividends were secure, and this enabled the stocks to return to more rational valuations.

    One of the more puzzling aspects of this year's REIT rally is that it has taken place rather quietly and with only modest inflows into real estate mutual funds. Net inflows this year have been barely $500 million. While mutual fund flows are not necessarily related to stock price movement, as evidenced by this year's performance, it is a valuable indicator of investor psychology. It appears to us that investors at large either disbelieve the sustainability of this rally or remain highly distracted with the action of the more volatile sectors of the market. In addition, it is quite possible that after the two year bear market of 1998-99, investor confidence in the sector simply has not yet been restored.

    In the quarter, a further shrinkage in the REIT universe took place. Urban Shopping Centers, Burnham Pacific and First Washington Real Estate proposed to liquidate or go private, while Grove Property Trust and

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                     COHEN & STEERS REALTY INCOME FUND, INC.

Western Properties Trust agreed to be acquired by larger REITs. In addition, a good number of REIT stock buyback programs continued, albeit at a decelerated pace. Meanwhile, equity issuance in the quarter was minimal, with only about $100 million in common stock being publicly offered. In short, by the end of the third quarter, the supply/demand picture for REIT shares remained quite positive.

INVESTMENT OUTLOOK

    The fourth quarter has started with a great deal of financial market turbulence and it appears that a host of uncertainties with respect to a possible economic slowdown, politics and the national election, energy prices, mid-East peace, Fed policy and worldwide currency turmoil -- not to mention a bona fide bear market in the NASDAQ market -- appear to have shaken investor confidence.

    In the final analysis, it is how the resolution of these issues affects the future course of the economy that will determine the health of real estate markets and, in turn, what will be the appropriate investment strategy. It appears to us that the two scenarios that are most likely are: 1) a slowing, but still positive, rate of economic growth (a 'soft landing'), or 2) an outright recession whereby the economy suffers an actual decline. From our perspective, either scenario leads us to very similar and straightforward investment strategies. For example, in either economic environment it is logical to expect that rent growth and absorption of space will slow. In some markets, there will actually be rent declines and increases in vacancy rates. Those property sectors that are most sensitive to short-term swings in the economy will likely suffer some difficulty.

    Nevertheless, at this stage of the economic cycle the current strong health of the real estate markets is a noteworthy anomaly that must be appreciated. In periods immediately prior to nearly every economic slowdown in the past, real estate markets have tended to be substantially overbuilt, with vacancy rates running at historically high levels, only to go even higher when economic activity actually slows. Today, in contrast, vacancy rates are hovering at historically low levels in nearly every property type and geographic region. Ironically, whereas in prior cycles real estate was a victim of the slowing economy, in this cycle shortages of space and soaring rents may actually be impairing the growth of the economy by either imposing limits on, or increasing the cost of, business expansion. As a result, while a slowdown in economic growth would clearly not be positive for real estate fundamentals, it may not be as negative as it has in the past. In fact, compared to other sectors of the economy, real estate may actually fare quite well and continue to register above average profit growth.

    Other effects of an economic slowdown could actually be positive for REITs. We would expect to see the cancellation or postponement of most real estate development activity that can no longer be justified. Yield spreads between government and corporate debt securities are rising, and this is increasing the yield on commercial mortgage securities as well. A higher cost of borrowing further discourages new development by raising required returns. A restrained development situation should bode well for reduced downward pressure on occupancies and rents. This is particularly the case in the Office sector where there is the further protection of long lease terms. Notwithstanding the bankruptcy of many 'new economy' companies, mainstream class A office users rarely, if ever, default on their leases. For this reason, we are continuing to overweight this sector. Similarly, apartment markets in which there are barriers to entry, such as in the Northeast, remain our favorites due to our expectations for continued strong demand for rental housing under almost any foreseeable economic conditions. The same holds true for our holdings in the Health Care sector. Finally, as we have emphasized for some time, dividend yield -- the hallmark of REIT investing, since REITs must payout nearly all of their earnings as dividends -- is

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                     COHEN & STEERS REALTY INCOME FUND, INC.

likely to become more desirable as investors' overall return expectations diminish. Since an economic slowdown should eventually precipitate strength in the bond market, the resulting lower interest rate environment may bring increased attention to the merits of diversification and the role that REITs can play in a portfolio.

    On the negative side of the ledger, the Retail sector may still present some investment risk due its economic sensitivity. While we are under-weighted in the Retail sector we are paying strict attention to valuations, and are ready to increase our holdings at prices that would appear to discount investors' worst expectations. One of our overriding concerns, irrespective of property type or regional orientation, is financial liquidity. It would be natural to expect a contraction in credit to occur, at least in the early stages of a slowdown, and certainly for riskier borrowers. Real estate continues to be viewed as a higher risk proposition, and those companies that have near-term maturities of debt, or have reached their limits on new borrowing, are likely to be highly disadvantaged in a more challenging economic climate. Thus, maintenance of strict discipline and thorough risk analysis remain paramount in our investment process.

    We believe that the performance of REITs this year has been a major step towards the restoration of investor confidence in them. It will still be a slow process, however, made all the more difficult by the challenges of a less robust economic environment. We have long argued that the most important byproduct of the securitization of real estate would be significantly less volatility in real estate fundamentals and the real estate cycle. Notwithstanding the volatility of REIT share prices, this has so far been the case. An economic slowdown, should it occur, would certainly present an important test of this belief. Nonetheless, if REITs continue to display resilience both from an earnings and stock price standpoint, as we believe they can, returns should continue to be rewarding.

Sincerely,

             MARTIN COHEN                             ROBERT H. STEERS
             MARTIN COHEN                             ROBERT H. STEERS
             President                                Chairman

                              STEVEN R. BROWN
                              STEVEN R. BROWN
                              Portfolio Manager

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    Cohen & Steers is now online at www.cohenandsteers.com.
    Visit our website for daily NAVs, portfolio information,
    performance information, recent news articles, literature
    and insights on the REIT market.
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* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                               NUMBER
                                                              OF SHARES      VALUE
                                                              ---------   -----------
EQUITIES                                             98.23%
  COMMON STOCK                                       80.94%
    APARTMENT/RESIDENTIAL                            14.81%
         Apartment Investment & Management Co. -- Class A...     7,800    $   359,288
         Camden Property Trust..............................    17,600        545,600
         Colonial Properties Trust..........................    13,000        333,938
         Gables Residential Trust...........................    14,800        402,375
         Home Properties of New York........................    16,800        501,900
         Summit Properties..................................    21,900        526,969
         United Dominion Realty Trust.......................    63,400        689,475
                                                                          -----------
                                                                            3,359,545
                                                                          -----------
    HEALTH CARE                                      12.23%
         Health Care Property Investors.....................    33,600        995,400
         Healthcare Realty Trust............................    29,700        627,412
         Nationwide Health Properties.......................    54,400        867,000
         Ventas.............................................    56,700        283,500
                                                                          -----------
                                                                            2,773,312
                                                                          -----------
    HOTEL                                             7.94%
         FelCor Lodging Trust...............................    22,800        527,250
         Host Marriott Corp.................................    36,100        406,125
         MeriStar Hospitality Corp..........................    42,900        868,725
                                                                          -----------
                                                                            1,802,100
                                                                          -----------
    INDUSTRIAL                                        4.85%
         First Industrial Realty Trust......................    23,800        731,850
         Pacific Gulf Properties............................    13,800        369,150
                                                                          -----------
                                                                            1,101,000
                                                                          -----------
    OFFICE                                           20.53%
         Arden Realty Group.................................    29,200        782,925
         Brandywine Realty Trust............................    49,200        996,300
         CarrAmerica Realty Corp............................     3,700        111,925
         Crescent Real Estate Equities Co...................    41,700        930,431
         Highwoods Properties...............................    37,900        895,388
         Mack-Cali Realty Corp..............................    33,400        941,462
                                                                          -----------
                                                                            4,658,431
                                                                          -----------

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                               NUMBER
                                                              OF SHARES      VALUE
                                                              ---------   -----------
    OFFICE/INDUSTRIAL                                 7.36%
         Kilroy Realty Corp.................................       600    $    16,012
         Liberty Property Trust.............................    34,800        957,000
         Prentiss Properties Trust..........................     4,000        104,500
         Prime Group Realty Trust...........................    18,700        294,525
         Reckson Associates Realty Corp. -- Class B.........    11,500        297,562
                                                                          -----------
                                                                            1,669,599
                                                                          -----------
    SELF STORAGE                                      0.48%
         Storage USA........................................     3,600        109,800
                                                                          -----------
    SHOPPING CENTER                                  12.74%
      COMMUNITY CENTER                                4.38%
         Kimco Realty Corp..................................     3,000        126,750
         Pan Pacific Retail Properties......................    16,400        328,000
         Philips International Realty Corp..................    31,200        538,200
                                                                          -----------
                                                                              992,950
                                                                          -----------
      REGIONAL MALL                                   8.36%
         CBL & Associates Properties........................     3,300         82,706
         JP Realty..........................................    27,800        502,138
         Macerich Co........................................    23,000        488,750
         Simon Property Group...............................    20,400        478,125
         Taubman Centers....................................    29,800        344,562
                                                                          -----------
                                                                            1,896,281
                                                                          -----------
         TOTAL SHOPPING CENTER..............................                2,889,231
                                                                          -----------
             TOTAL COMMON STOCK (Identified
                cost -- $17,590,362)........................               18,363,018
                                                                          -----------

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                               NUMBER
                                                              OF SHARES      VALUE
                                                              ---------   -----------
  PREFERRED STOCK                                    17.29%
         Apartment Investment & Management Co., 9.00%,
           Series C.........................................    29,000    $   619,875
         Apartment Investment & Management Co., 9.375%,
           Series G.........................................    37,600        810,750
         Camden Property Trust, $2.25, Series A
           (Convertible)....................................    18,600        463,838
         CarrAmerica Realty Corp., 8.57%, Series B..........    10,000        215,000
         Colonial Properties Trust, 8.75%, Series A.........    17,500        375,156
         Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible)....................................     4,300         70,144
         Crown American Realty Trust, 11.00%, Series A......    11,100        427,350
         Health Care Property Investors, 8.70%, Series B....     3,200         66,600
         Health Care Property Investors, 8.60%, Series C....     6,300        124,031
         Taubman Centers, 8.30%, Series A...................    28,300        512,938
         United Dominion Realty Trust, 9.25%, Series A......     9,600        237,600
                                                                          -----------
             TOTAL PREFERRED STOCK (Identified
                cost -- $4,147,546).........................                3,923,282
                                                                          -----------
             TOTAL EQUITIES (Identified
                cost -- $21,737,908)........................               22,286,300
                                                                          -----------

                                                              PRINCIPAL
                                                               AMOUNT
                                                              ---------
  CORPORATE BOND                                       0.91%
         #Macerich Co. 144A, Convertible, 7.25%, due
           12/15/02 (Identified cost -- $203,126)...........  $235,000        206,212
                                                                          -----------
  COMMERCIAL PAPER                                     2.01%
         International Lease Finance Corp., 6.51%, due
           10/2/00 (Identified cost -- $454,918)............   455,000        454,918
                                                                          -----------
TOTAL INVESTMENTS (Identified cost -- $22,395,952).. 101.15%               22,947,430

LIABILITIES IN EXCESS OF OTHER ASSETS...............  (1.15)%                (260,059)
                                                      -----               -----------
NET ASSETS (Equivalent to $7.50 per share based on
  3,024,603 shares of capital stock outstanding) ... 100.00%              $22,687,371
                                                     ------               -----------
                                                     ------               -----------

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# Security is restricted and subject to Rule 144A and trades infrequently. The
  Fund prices this security by obtaining a bid and ask price from two market makers on a weekly basis. The average of the bid and ask prices is used as the security's price.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            FINANCIAL HIGHLIGHTS'D'
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ----------------
NET ASSET VALUE:
Beginning of period: 12/31/99................                $19,300,990             $6.41
    Net investment income....................  $ 1,172,753                 $ 0.39
    Net realized and unrealized gain on
       investments...........................    3,309,857                   1.09
    Distributions from net investment
       income................................   (1,178,788)                 (0.39)
                                                                           ------
    Distributions reinvested.................       82,559
                                               -----------
Net increase in net asset value..............                  3,386,381              1.09
                                                             -----------             -----
End of period: 9/30/00.......................                $22,687,371             $7.50
                                                             -----------             -----
                                                             -----------             -----

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'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (PERIODS ENDED SEPTEMBER 30, 2000)

ONE YEAR                FIVE YEARS                TEN YEARS
--------                ----------                ---------
 18.28%                   10.89%                   14.86%

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* Based on net asset value.

KEY INFORMATION

For general information and weekly net asset value call (800) 437-9912

American Stock Exchange Symbol: RIF

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                                REINVESTMENT PLAN

  We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
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                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081

LEGAL COUNSEL
425 Lexington Avenue
New York, NY 10117

American Stock Exchange Symbol: RIF
Website: www.cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is, of course, no guarantee of future results and your investment may be worth more or less at the time you sell.

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                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'